                                                                Exhibit 10.21


                             CONTRIBUTION AGREEMENT


         THIS CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of August 28, 1997 between Harold R. Tate, Marshall L. Tate, Darrell V. Tate and Marvin L. Friedland (collectively, the "Transferors"), and Motor Cargo Industries, Inc., a Utah corporation (the "Corporation").


                                    Recitals

         A. The Transferors are the owners of all of the membership interests (the "Contributed Property") of Ute Trucking and Leasing Company, L.L.C., a Utah limited liability company ("Ute").

         B. The Transferors desire to contribute the Contributed Property to the Corporation in exchange for Seven Hundred Thousand (700,000) shares of the Common Stock of the Corporation ("Common Stock").

         C. The Corporation desires to receive and to acknowledge the receipt of the Contributed Property from the Transferor and, in exchange therefore, to issue Seven Hundred Thousand (700,000) shares of Common Stock to the Transferor.

         NOW, THEREFORE, in consideration of the promises and agreements set forth in this Agreement, the Transferor and the Corporation agree as follows:

         1. Contribution. As of the date of this Agreement, the Transferors (a) hereby contribute, assign, transfer and deliver the Contributed Property to the Corporation.

         2. Issuance of Common Stock. In consideration of the contribution, assignment, transfer and delivery of the Contributed Property by the Transferor, the Corporation, as soon as practicable, shall issue Seven Hundred Thousand (700,000) shares of Common Stock to the Transferors as set forth on Schedule A attached to this Agreement. Shares of the Common Stock shall be validly issued, fully paid and nonassessable.

         3. Acceptance and Acknowledgment. The Corporation hereby accepts and acknowledges the contribution, assignment, transfer and delivery of the Contributed Property by the Transferor as specified in paragraph 1 above.

         4. Representations. Each of the Transferors, solely as to his membership interest in Ute, hereby represents that he has the right and power to contribute, assign, transfer and deliver the Contributed Property to the Corporation.

         5. Tax Consequences. The parties to this Agreement intend that the contribution, assignment, transfer and delivery of the Contributed Property under this Agreement shall qualify as a nontaxable transfer under Section 351 of the Internal Revenue Code of 1986, as amended. This Agreement shall be strictly interpreted to assure such qualification.

         6. Successors. This Agreement shall be binding upon each of the Transferors and their successors and assigns, and shall inure to the benefit of the Corporation and its successors and assigns.

         7. Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Utah.




                            [signature page follows]

         IN WITNESS WHEREOF, the Transferors and the Corporation have executed this Agreement as of the day and year first written above.

                                   Transferors:



                                                   -----------------------------
                                                   Harold R. Tate



                                                   -----------------------------
                                                   Marshall L. Tate



                                                   -----------------------------
                                                   Darrell V. Tate



                                                   -----------------------------
                                                   Marvin L. Friedland



                                   Corporation:    Motor Cargo Industries, Inc.,
                                                   a Utah corporation



                                                   -----------------------------
                                                   Marshall L. Tate
                                                   Chief Executive Officer

Attest:



-----------------------------
Marvin L. Friedland
Secretary

                                   Schedule A

                               Issuance of Shares


--------------------------------------------------------------------------------
                                                   Number of Shares
             Shareholder                           of Common Stock
--------------------------------------------------------------------------------
           Harold R. Tate                              490,000
--------------------------------------------------------------------------------
          Marshall L. Tate                              70,000
--------------------------------------------------------------------------------
          Darrell V. Tate                               70,000
--------------------------------------------------------------------------------
        Marvin L. Friedland                             70,000
--------------------------------------------------------------------------------